SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2007

RADIOSHACK CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number 1-5571

Delaware	75-1047710
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

300 RadioShack Circle, Mail Stop CF3-203,
Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 415-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Mr. David P. Johnson will no longer serve as Senior Vice President - Corporate Controller of RadioShack Corporation (the “Company”) after July 31, 2007, and his employment with the Company will end on this date. Mr. Johnson will continue to serve as Senior Vice President - Corporate Controller through July 31, 2007.

On August 1, 2007, Mr. Martin O. Moad will become Vice President - Corporate Controller of the Company. In this capacity, Mr. Moad will serve as the principal accounting officer of the Company. Mr. Moad, who is 51, has served as Vice President - Treasurer of the Company since March 2000. Mr. Moad will serve until his successor is appointed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 31st day of May, 2007.

RADIOSHACK CORPORATION

/s/ James F. Gooch
James F. Gooch
Executive Vice President - Chief Financial
Officer

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